SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☑	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

VINEYARD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

NAME OF FILER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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VINEYARD NATIONAL BANCORP
9590 Foothill Boulevard
Rancho Cucamonga, California 91730

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 26, 2004

          NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (“Annual Meeting”) of Vineyard National Bancorp (“Bancorp”) will be held on Wednesday, May 26, 2004 at 12:00 p.m., local time, at the Sycamore Inn, 8318 Foothill Boulevard, Rancho Cucamonga, California 91730, to consider and act upon the following matters:

1.	To elect five (5) persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co. LLP as independent auditors for the year ending December 31, 2004; and

3.	To transact any other business as may properly come before the meeting and any adjournments of it.

          The Board of Directors has fixed April 8, 2004 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

          WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.

By Order of the Board of Directors
/s/ Richard S. Hagan

Richard S. Hagan, Secretary

Rancho Cucamonga, California
April 19, 2004

PROXY STATEMENT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS
SHAREHOLDERS PROPOSALS
ANNUAL REPORT
OTHER MATTERS

VINEYARD NATIONAL BANCORP

9590 Foothill Boulevard
Rancho Cucamonga, California 91730

PROXY STATEMENT

          This Proxy Statement is being furnished to holders of common stock, no par value (“Common Stock”), of Vineyard National Bancorp, a California corporation (“Bancorp”), in connection with the solicitation of proxies by the Board of Directors of the Bancorp to be used in voting at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on Wednesday, May 26, 2004 at 12:00 p.m., local time, at the Sycamore Inn, 8318 Foothill Boulevard, Rancho Cucamonga, California 91730, or at any adjournment thereof.

Mailing

          It is anticipated that this Proxy Statement and the accompanying proxy will be mailed on or about April 19, 2004.

Revocability of Proxy

          A proxy for use at the Annual Meeting is enclosed along with a return envelope for your convenience. Any shareholder who executes and delivers such proxy has the right to revoke it any time before it is exercised by filing with the Secretary of the Bancorp an instrument revoking it (mailed to Secretary, Vineyard National Bancorp, 200 South Main Street, Suite 320, Corona, CA 92882) or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be suspended if the person executing the proxy is present at the Annual Meeting and chooses to vote in person.

          Unless revoked, all shares represented by a properly executed proxy which is received in time for the Annual Meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted (i) FOR the election of the nominees for directors set forth herein, (ii) FOR the appointment of Vavrinek, Trine, Day & Co. LLP (“VTD”) as independent auditors for the year ending December 31, 2004 and (iii) upon the transaction of such other business as may properly be presented at the Annual Meeting in accordance with the recommendations of management.

Persons Making the Solicitation

          This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Bancorp.

          The expense of preparing, assembling, printing, and mailing this Proxy Statement and the material used in this solicitation of proxies will be borne by the Bancorp. It is contemplated that proxies will be solicited through the mail, but officers and regular employees of the Bancorp or its subsidiary, Vineyard Bank (the “Bank”), may solicit proxies personally.

Voting

          Only shareholders of record at the close of business on April 8, 2004 (the “Voting Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. There were 3,158,497 shares of Common Stock issued and outstanding on the Voting Record Date.

          Each holder of Common Stock will be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his or her name on the books of the Bancorp as of the Voting Record Date on any matter properly submitted to a vote of the shareholders at the Annual Meeting. However, in the election of directors, the shares of Common Stock are entitled to be voted cumulatively if a candidate’s name has been properly placed in nomination prior to the voting and any shareholder present at the Annual Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, then all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.

          The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions are considered in determining the presence of a quorum but will not affect the vote required for the election of directors. The five (5) candidates receiving the most votes will be elected to the Board of Directors.

          The affirmative vote of a majority of the total votes present in person or by proxy and entitled to vote thereon at the Annual Meeting is required to ratify the appointment of VTD as the Bancorp’s independent auditors. Abstentions will have the same affect as a vote against the proposal to ratify the appointment of VTD as the Bancorp’s independent auditors. Under the rules applicable to broker-dealers, the proposals for the election of directors and ratification of the appointment of VTD are considered to be “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Consequently, there are no proposals to be considered at the Annual Meeting which are considered “non-discretionary” and for which there will be “broker non-votes.”

          The enclosed proxy confers discretionary authority with respect to any other proposals that may be properly brought before the Annual Meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the proxies solicited hereby will be voted by the proxy holders in accordance with the recommendations of the Board of Directors.

Beneficial Ownership of the Common Stock

          The following table sets forth certain information as to the Common Stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who or which was known to the Bancorp to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and nominees of the Bancorp, (iii) each executive officer of the Bancorp listed in the Summary Compensation Table and (iv) all directors and executive officers of the Bancorp as a group.

	Amount and Nature
	of Beneficial		Percent of
Name of Beneficial Owner or	Ownership as of		Common
Number of Persons in Group	April 8, 2004 (1)		Stock
Directors:
Frank S. Alvarez	228,537	(2)(3)	7.06%
Charles L. Keagle	198,280	(2)(4)	6.14
Lester Stroh	157,765	(2)(5)	4.94
Joel H. Ravitz	134,155	(2)(6)	4.14
Norman Morales	80,000	(2)	2.53
Executive Officers:
Richard S. Hagan	21,300	(2)(7)	*
Richard Cadena	8,232	(2)(8)	*
Gordon Fong	5,056	(9)	*
Karen Dally	4,046	(10)	*
All directors and executive officers as a group (10 persons)	842,602		26.20

*	Represents less than 1% of the outstanding Common Stock.

(1)	Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	Includes the following number of shares which may be acquired by the respective individuals upon the exercise of stock options or warrants exercisable within 60 days of the Voting Record Date:

Joel H. Ravitz	60,638
Frank S. Alvarez	55,125
Charles L. Keagle	47,774
Richard S. Hagan	13,738
Lester Stroh	13,125
Richard Cadena	3,675

(3)	Includes 129,681 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of the Manual Alvarez and Lorenza E. Alvarez Trust, 4,674 shares held jointly by Frank S. Alvarez and Encarnacion Alvarez, 3,465 shares held by Mr. Alvarez’s spouse in her Individual Retirement Account and 13,542 held by Mr. Alvarez in his Individual Retirement Account. Total also includes 22,050 warrants to purchase shares of common stock of the Bancorp.

(4)	Includes 114,712 shares held jointly with Mr. Keagle’s spouse, 11,025 shares held in a Trust under Mr. Keagle’s spouse’s name, 1,212 shares held by Mr. Keagle’s spouse in her Individual Retirement Account, 1,212 held by Mr. Keagle in his Individual Retirement Account, and 295 shares held in Mr. Keagle’s daughter’s name. Total also includes 22,050 warrants to purchase shares of common stock of the Bancorp.

(5)	Includes 54,493 held by Dr. Stroh’s spouse in a trust, 68,096 shares held directly by Dr. Stroh. Total also includes 22,050 warrants to purchase shares of common stock of the Bancorp.

(6)	Includes 51,466 held by Mr. Ravitz in his Individual Retirement Account and 22,050 warrants to purchase shares of common stock of the Bancorp.

(7)	Includes 4,806 restricted grant shares and 2,205 warrants to purchase shares of common stock of the Bancorp.

(8)	Includes 4,006 restricted grant shares.

(9)	Includes 5,056 restricted grant shares.

(10)	Includes 3,506 restricted grant shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

          The Board of Directors has set the number of directors of the Bancorp at five (5), which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

          None of the directors, the nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Bancorp acting within their capacities as such. There are no family relationships among directors or executive officers of the Bancorp. As of the date hereof, no directors of the Bancorp are directors or trustees of a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. None of the directors, nominees for director, executive officers, affiliates, or shareholders owning five percent or more of the Common Stock, nor any associates of any of the foregoing, is a party to any legal proceeding or claim that is adverse to the Bancorp or the Bank.

Nominees for Director

          Each of the nominees currently serves as a director of the Bancorp. Each of the nominees named herein has consented to be named in this Proxy Statement and has consented to serve as a director if elected. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any of the nominees will be unavailable.

          The following table sets forth certain information with respect to those persons who are nominees for election as directors.

		Principal Occupation or Positions	Bancorp
Name	Age	and Other Directorships	Director Since
Frank S. Alvarez	69	Mr. Alvarez is a retired certified public accountant, formerly with the accounting firm of Bowen McBeth, Inc. Mr. Alvarez serves as the Chairman of the Board of the Bancorp and has been a member of the Bancorp’s Board of Directors since its inception in 1988. Mr. Alvarez has served as a Director of the Bank since 1981. Mr. Alvarez also serves on the Board of Directors of Casa Colina Rehabilitation Hospital in Pomona, California.	1988

Charles L. Keagle	64	Mr. Keagle is the founding owner, Chairman, and CEO of The C & C Organization, which operates restaurants in Southern California known as The Cask ‘n Cleaver and The Sycamore Inn. Mr. Keagle was a founding organizer and director of the Bank. In addition to his community service involvement, Mr. Keagle is a member of the Board of Directors of The California Restaurant Association, The California Avocado Commission and The Board of Advisors of the Collins School of Hospitality Management at Cal Poly Pomona.	1998

Lester Stroh	85	Dr. Stroh was Chairman of the Board of the Bancorp until his resignation in January 2000. Dr. Stroh is a licensed physician and retired Chairman of the Department of Allergy at Southern California Permanente Medical Group, Kaiser Foundation Hospital, Fontana, California. Dr. Stroh has been a Bank Director since 1981 and a Bancorp director since its inception in 1988.	1988

		Principal Occupation or Positions	Bancorp
Name	Age	and Other Directorships	Director Since
Joel H. Ravitz	58	Mr. Ravitz is Chairman of the Board and CEO of Quincy Cass Associates, Inc., a Los Angeles-based securities broker dealer and a member of National Association of Securities Dealers, Inc. Mr. Ravitz has held this position for more than five years. Mr. Ravitz is a past President and Director of Therapeutic Living Centers for the Blind, a non-profit corporation, and a member of Town Hall of California and the Bond Club of Los Angeles. Mr. Ravitz has been a Bank Director since 1983 and a Bancorp Director since its inception in 1988.	1988

Norman A. Morales	43	Mr. Morales has been employed by the Bancorp and the Bank as Chief Executive Officer and President since October 2000. Mr. Morales previously served as Executive Vice President/Chief Operating Officer and Chief Credit Officer of Cedars Bank, Los Angeles, California, from February 1999 through September 2000. Mr. Morales’ prior executive experience includes serving as Executive Vice President and Chief Financial Officer for Hawthorne Savings, F.S.B., El Segundo, California, from January 1995 through January 1999. Mr. Morales served as Executive Vice President/Chief Financial Officer and Chief Administrative Officer of Southern California Bank in La Mirada, California, from July 1987 through January 1995.	2000

Executive Officers Who Are Not Directors

          Set forth below is information with respect to the principal occupations during the last five years for the five senior executive officers of the Bancorp and the Bank who do not serve as directors of the Bancorp.

          Richard S. Hagan, age 52, is Executive Vice President and Chief Credit Officer and Chief Operating Officer of the Bank. Mr. Hagan joined the Bank in December 2000 and has served as Chief Credit Officer since February 2001. In August 2002, Mr. Hagan was appointed as Secretary of the Bank and the Bancorp, and in September 2002, Mr. Hagan was appointed as Chief Operating Officer of the Bank. Mr. Hagan previously served as Credit Administrator of Manufacturers Bank, Los Angeles, California, from October 1997 to January 2000. Mr. Hagan served as Senior Credit Administrator of Southern California Bank, La Mirada, California, from March 1993 to October 1997. Mr. Hagan has 25 years of community-based banking experience and has served in various management positions throughout his career.

          Richard Cadena, age 39, is Senior Vice President and Chief Community Banking Officer of the Bank. Previously, Mr. Cadena served as the Director of Marketing for the Bank from November 2000 to May 2002. Prior to joining the Bank, Mr. Cadena served as the Marketing and Public Relations Officer for Imperial Bank, Inglewood, California, from October 1999 to November 2000. Mr. Cadena served as the Marketing Research Manager of Hawthorne Savings, FSB, El Segundo, California, from October 1993 to September 1999. Mr. Cadena has 15 years of community-based banking experience.

          Karen Dally, age 50, is Senior Vice President and Chief Administrative Officer of the Bank. Mrs. Dally has been with the Bank since August 2002. Prior to joining the Bank, Mrs. Dally served as the owner of Karen Dally Consulting, which provided consulting services to the financial institutions industry, from February 2000 to August 2002. Mrs. Dally served as Senior Vice President and Human Resources Director at Cedars Bank, Los Angeles, California, from January 1999 to February 2000. Previously, Mrs. Dally served as Senior Vice President and Chief Administrative Officer at Hawthorne Savings, FSB, El Segundo, California.

          Robert Dieter, age 56, is Senior Vice President and Chief Information Officer of the Bank. Mr. Dieter joined the Bank in August 2003. Prior to joining the Bank, Mr. Dieter held management positions in the consulting services industry from 1997 to 2003. Mr. Dieter served as the Corporate Vice President of Information Systems at CenFed Bank in Pasadena, California from 1989 to 1997. Mr. Dieter has 30 years of experience in banking, systems and operations.

          Gordon Fong, age 37, is Senior Vice President and Chief Financial Officer of the Bancorp and the Bank. Mr. Fong joined the Bank in June 2002. Prior to joining the Bank, Mr. Fong was the Senior Vice President and Chief Financial Officer of First Coastal Bank, El Segundo, California, from September 1997 to December 2001. Mr. Fong began his career at Deloitte & Touche, LLP after graduating from the University of California at Los Angeles with a Bachelor of Arts degree in Economics/Business with specialization in Computing in March 1989. Mr. Fong is also a certified public accountant.

Certain Transactions

          Certain directors and executive officers of the Bancorp and the Bank, and the companies with which the directors and executive officers are associated, were customers of, and had banking transactions with, the Bank during fiscal 2003. Such transactions were in the ordinary course of business and the Bank expects to have similar banking transactions in the future. All the loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. As of December 31, 2003, loans to executive officers and directors aggregated $504,452, or .61% of the Bancorp’s total shareholders’ equity as of such date.

Board of Directors

          The total number of meetings of the Board of Directors of the Bancorp, including regularly scheduled and special meetings during the last full fiscal year, was 17. In addition, the Board of Directors of the Bank had 14 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than ninety five percent (95%) of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which that director served. Pursuant to applicable Nasdaq National Market requirements, the Board of Directors has made an affirmative determination that the following members of the Board of Directors are “independent” within the meaning of such rule: Frank S. Alvarez, Charles L. Keagle, Joel H. Ravitz and Lester Stroh. As such, and pursuant to applicable Nasdaq National Market requirements, a majority of the members of the Board of Directors are “independent” as so defined. Directors are encouraged to attend annual meetings of shareholders of the Bancorp. All directors attended the Bancorp’s prior annual meeting of shareholders.

Committees of the Board of Directors

          The Bancorp maintains a standing Audit Committee. Members of the Audit Committee are Messrs. Keagle (Chairman), Alvarez, Ravitz, and Stroh, each of whom is independent as defined by the current listing standards of the Nasdaq National Market and rules of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Frank Alvarez satisfies the requirements established by the Securities and Exchange Commission for qualification as an “audit committee financial expert”. The Audit Committee held ten meetings during the last fiscal year. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to oversee management activities related to internal control, accounting and financial reporting policies and auditing practices; to review the independence of the outside auditors and the objectivity of internal auditors; to review the adequacy and reliability of disclosures to shareholders; and to perform other functions as deemed appropriate. Accordingly, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Bancorp’s independent auditors, who must report directly to the Audit Committee. In addition, the Audit Committee is to provide assistance to the directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Bancorp, and the quality and integrity of the financial reports of the Bancorp.

          In April 2003, the Board of Directors formed a Compensation Committee. Messrs. Alvarez, Keagle, Ravitz and Stroh (Chairman) serve on the Compensation Committee, each of whom is independent as defined by the current listing standards of the Nasdaq National Market. A copy of the Compensation Committee Charter is attached as Appendix B to this Proxy Statement. The Compensation Committee held three meetings during the last fiscal year.

          During 2003, the entire Board of Directors of the Bancorp acted as a nominating committee. Pursuant to applicable Nasdaq National Market requirements, the nominees for director were selected by a majority of the independent directors. The Board of Directors believed that the formation of a nominating committee and the adoption of a formal charter was not necessary in 2003 because, consistent with past practice, a majority of the independent directors approve all nominees for director. The Board of Directors, however, anticipates establishing a nominating committee comprised of independent directors and adopting a written charter for such nominating committee in 2004.

Audit Committee Report

          The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Bancorp filings under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that the Bancorp specifically incorporates this information by reference.

          The Audit Committee of the Board of Directors submits the following report on the performance of certain of its responsibilities for fiscal year 2003. The Audit Committee has adopted and operates under a written charter, which was amended in February 2004, and is included as Appendix A to this Proxy Statement.

          Pursuant to its charter, the Audit Committee is responsible for assisting the Board of Directors in monitoring the quality and integrity of Vineyard National Bancorp’s financial statements, compliance with legal and regulatory requirements, the qualifications and independence of independent auditors, and the performance of internal audit function and independent auditors, among others:

•	To review the financial statements of the Bancorp and to discuss with management and the independent auditor the quality of the Bancorp’s accounting principles as applied to its financial reporting;

•	To oversee the maintenance of an appropriate internal audit program and financial reporting procedures with management and the independent auditors;

•	To appoint the independent auditor for the Bancorp and review the audit work of the independent auditor;

•	To review and approve the general scope of the annual audit and the compensation of the independent auditors; and

•	To maintain an appropriate regulatory compliance program for the Bancorp and its subsidiaries.

          Management of the Bancorp has primary responsibility for the financial statements and the reporting process, including the Bancorp’s system of internal controls. The independent auditors are responsible for performing an independent audit of the Bancorp’s consolidated financial statements in accordance with auditing standards generally accepted. This audit serves as a basis for the auditor’s opinion in the annual report to stockholders addressing whether the financial statements fairly present the Bancorp’s financial position, results of operations and cash flows. The Audit Committee’s responsibility is to monitor and oversee these processes.

          In reviewing the independence of the Bancorp’s outside auditors, the Audit Committee has received from the independent auditors the written disclosures regarding all relationships between the Bancorp and the auditors that bear on the auditor’s independence consistent with Independence Standards Board Standard No l. As part of this review, the Audit Committee considered any relationships that may influence the independent auditors’ objectivity and independence and was satisfied as to the auditors’ independence.

          The Audit Committee reviews and discusses with management and the independent auditors the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of the independent auditors, and prepares the Audit Committee Report included in the proxy statement in accordance with the rules and regulations of the Securities and Exchange Commission. Based on these reviews and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2003. The Audit Committee also recommended the selection of VTD as the Bancorp’s independent auditors for the fiscal year ending December 31, 2004.

Respectfully Submitted,

THE AUDIT COMMITTEE
Charles L. Keagle, Chairman
Frank S. Alvarez
Joel H. Ravitz
Lester Stroh

Consideration of Director Nominees

          Shareholder Nominees. The policy of the Board of Directors is to consider nominations for candidates for membership on the Board submitted by shareholders. All such nominations should be in writing and sent to the Corporate Secretary, Vineyard National Bancorp, 200 South Main Street, Suite 320, Corona, CA 92882. All nominations submitted for consideration should identify the shareholder making the nomination and set forth the name and qualifications of the nominee. The Bancorp did not receive any such nominations from shareholders in connection with the Annual Meeting.

          Director Qualifications. In evaluating nominations for director, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board. Members of the Board should have the highest professional and personal ethics and values, consistent with the values of the Bancorp. Nominees should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

          Identifying and Evaluating Nominees for Directors. The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board of Directors assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board of Directors will consider various potential candidates for director. The Board of Directors expects that candidates may come to the attention of the Board of Directors through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. As described above, the Board of Directors will consider properly submitted shareholder nominations for candidates for the Board. The Board of Directors expects that following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board of Directors at a regularly scheduled meeting. The Board of Directors also may review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. In evaluating such nominations, the Board of Directors will seek to achieve a balance of knowledge, experience and capability on the Board.

Communications with the Board

          Shareholders may communicate with the Board of Directors by sending a letter to the Bancorp’s Board of Directors, c/o Corporate Secretary, Vineyard National Bancorp, 200 South Main Street, Suite 320, Corona, CA 92882. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit shareholder correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Compensation of Directors

          Directors of the Bancorp are paid a $3,000 monthly fee for their personal attendance at meetings of the Board of Directors of the Bancorp. The directors of the Bank receive an additional monthly fee of $1,000. The Chairman of the Board of Directors of the Bank and the Chairman Emeritus of the Bank are currently being paid an additional $500 and $250, respectively, for their personal attendance at any monthly meeting of the Board of Directors of the Bank. The directors also receive $1,500 per month for health insurance related expenses. The directors do not receive any additional compensation for participation on any of the Bancorp’s or the Bank’s committees.

          The Bancorp adopted a Directors’ Deferred Compensation Plan effective January 1, 2001. The Deferred Compensation Plan allows directors to defer their Board of Directors’ fees which will then provide for retirement benefits to be paid upon retirement, resignation, death, disability or as provided and elected in the directors’ deferral agreement. The Bancorp is under no obligation to make matching contributions to the Deferred Compensation Plan and pays a market interest rate on the deferred monies.

          In addition, non-employee directors of the Bancorp are eligible to participate in the Bancorp’s Amended and Restated 1997 Incentive Stock Option Plan (“1997 Option Plan”). There were no stock options granted to non-employee directors in fiscal 2003.

EXECUTIVE COMPENSATION

          The following table sets forth certain summary compensation information for the Bank’s Chief Executive Officer and the four other most highly compensated executive officers of the Bank. None of such officers receive separate compensation from the Bancorp.

	Summary Compensation Table

	Annual Compensation				Long Term Compensation(3)
						Securities
Name and principal				Other Annual		underlying	All Other
position	Year	Salary	Bonus	Compensation(1)	Restricted Stock(2)	options/SARs	Compensation(4)
Norman A. Morales	2003	$264,852	$334,854	—	$—	42,000	$30,702
President and	2002	256,280	284,854	—	—	42,000	—
Chief Executive Officer	2001	231,250	—	—	—	—	6,740
Richard S. Hagan	2003	$186,346	$125,000	—	$54,579	13,125	$25,292
Chief Credit Officer /	2002	155,289	85,000	—	22,496	5,250	11,775
Chief Operations	2001	136,218	30,000	—	—	—	—
Officer
Richard Cadena	2003	$120,000	$65,000	—	$47,775	—	$3,307
Chief Community	2002	88,137	22,500	—	28,980	5,250	2,447
Banking Officer	2001	70,008	12,000	—	—	—	1,363
Karen Dally(5)	2003	$112,500	$40,000	—	$28,665	—	$5,988
Chief Administrative	2002	39,483	12,500	—	28,980	—	—
Officer	2001	—	—	—	—	—	—
Gordon Fong(6)	2003	$127,692	$65,000	—	$75,716	—	$—
Chief Financial	2002	51,430	25,000	—	28,980	—	—
Officer	2001	—	—	—	—	—	—

(1)	Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Bank, the cost to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2003 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2)	For fiscal 2003, represents the grant of 2,050 shares of restricted Common Stock to Mr. Hagan, 1,250 shares of restricted Common Stock to Mr. Cadena, 750 shares of restricted Common Stock to Mrs. Dally and 2,300 shares of restricted Common Stock to Mr. Fong pursuant to the 2002 Restricted Share Plan (“2002 Plan”) and 2003 Restricted Share Plan (“2003 Plan”), which were deemed to have the indicated value at the date of grant, and which had a fair market value at December 31, 2003 with respect to the unvested portion of the grants of $76,875 for Mr. Hagan, $46,875 for Mr. Cadena, $28,125 for Mrs. Dally and $86,250 for Mr. Fong. Pursuant to the terms of the 2002 and 2003 Plans, dividends will be paid on the restricted shares. All of the restricted shares vest in four years from the date of grant.

(3)	Share amounts have been adjusted to reflect the 5% stock dividend declared in December 2003 and paid in January 2004.

(4)	For fiscal 2003, includes $702 allocated to Mr. Morales, $5,292 allocated to Mr. Hagan, $3,307 allocated to Mr. Cadena and $3,238 allocated to Mrs. Dally, pursuant to the Bancorp’s 401(k) Plan, and $30,000 allocated to Mr. Morales, $20,000 allocated to Mr. Hagan and $2,750 allocated to Mrs. Dally pursuant to the Bancorp’s Nonqualified Deferred Compensation Plan.

(5)	Mrs. Dally was employed by the Bank effective August 2002.

(6)	Mr. Fong was employed by the Bank effective June 2002.

Stock Options

          The following table sets forth certain information concerning stock options granted to two named executive officers during the fiscal year ended December 31, 2003. No other named executive officers were granted stock options in fiscal 2003.

	Individual Grants
					Potential realizable value at
					assumed annual rates of
		Percent of			stock price appreciation for
	Number of	Total Options			option grant. (4)
	Options	Granted to	Exercise	Expiration
Name	Granted	Employees	Price (3)	Date	5%	10%
Norman A. Morales(1)	42,000	76.2%	$15.24	11/12/07	$137,923	$297,022
Richard S. Hagan(2)	13,125	23.8	24.37	11/12/07	68,963	148,514

(1)	Consists of stock options exercisable at the rate of 50% per year commencing February 2006.

(2)	Consists of stock options exercisable at the rate of 1/3 per year commencing February 2004 and 50% per year commencing August 2004.

(3)	The exercise price was based on the fair market value of a share of Common Stock on the date of grant.

(4)	The dollar amounts presented are based on assumed 5% and 10% annual rates of appreciation set by the Securities and Exchange Commission. These amounts should not be viewed as, and are not intended to be, a forecast of possible future appreciation, if any, in the Bancorp’s stock price.

          The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2003.

			Number of Securities Underlying		Value of Unexercised In-the-
			Unexercised Options at Year End		Money Options at Year End (2)
	Shares Acquired	Value
Name	on Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Norman A. Morales	22,050	$627,323	—	86,100	$—	$2,228,766
Richard S. Hagan	—	—	12,863	16,801	427,360	280,027
Richard Cadena	—	—	1,838	3,676	53,921	107,843

(1)	Represents the market value per share of the Bancorp’s Common Stock at closing on the date of exercise minus the exercise price of the options, times the number of shares of common stock acquired on exercise.

(2)	Represents the market value per share of the Bancorp’s Common Stock at fiscal year end based on the closing price of $37.50 at December 31, 2003, as quoted on Nasdaq, minus the exercise price per share of the options outstanding times the number of shares of common stock represented by such options.

Employment Agreement

          The Bancorp has an employment agreement with Mr. Morales. The expiration date of the employment agreement is December 31, 2006. The agreement is automatically extended for an additional year at the end of each year thus making it a three (3) year “rolling” contract, unless the Board of Directors elects not to renew the term by giving written notice to Mr. Morales by September 1 of the year in which it decides not to renew the contract. Under the terms of the new agreement, Mr. Morales’ annual salary was increased to $300,000 as of October 1, 2003. At any time during the term of Mr. Morales’ employment agreement, the Board of Directors may terminate his employment with or without cause. If the termination is without cause, then Mr. Morales is entitled to severance pay equal to two years salary. In the event that the employment agreement is terminated in connection with a merger, sale or transfer of the Bank’s and the Bancorp’s assets, then Mr. Morales is entitled to receive a payment equal to two year’s compensation as calculated by adding the salary in force at time of measurement plus the average of the prior two years incentive bonuses.

Other Benefits

          The Bancorp maintains a non-qualified deferred compensation plan for certain key management personnel whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The Bancorp may make matching contributions of 25% of titled officers’ deferrals, 50% of senior officers’ deferrals, and 100% of executive officer’s deferrals up to a maximum of 5% for officers and 10% for executive officers of before-tax salary. The Bancorp’s contribution, in the aggregate, for all participants shall not exceed 4% of compensation of all Bancorp employees. Each participant contributes a minimum of $1,000 annually to the plan.

Compensation Committee Interlocks and Insider Participation

          The Board of Directors created a separate Compensation Committee in April 2003 comprised of Messrs. Alvarez, Keagle, Ravitz and Stroh. No executive officer or employee participated in the deliberations of the Board of Directors concerning executive officer compensation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

          Section 16(a) of the Exchange Act requires the Bancorp’s directors and certain of its officers and persons who own more than 10% of the Bancorp’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors, and persons who own more than 10% of the Bancorp’s equity securities are required by Securities and Exchange Commission regulations to furnish the Bancorp with copies of all Section 16(a) forms they file. The Bancorp knows of no person who beneficially owns 10% or more of the common stock.

          Based solely on the Bancorp’s review of the copies of such forms received by it or written representations from its officers and directors, the Bancorp believes that with respect to the fiscal year ended December 31, 2003, the Bancorp’s officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act.

Equity Compensation Plan Information

          The following table sets forth certain information for all equity compensation plans (including individual compensation arrangements) in effect as of December 31, 2003.

			Number of securities
			remaining available for
	Number of securities to be	Weighted-average	future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights(1)	warrants and rights(2)	reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	393,224 (3)	$7.17	108,786 (4)
Equity compensation plans not approved by security holders(5)	52,834	—	978

Total	446,058	$7.17	109,764

(1)	Number of shares have been adjusted to reflect the 5% stock dividend declared in December 2003 and paid in January 2004.

(2)	Weighted average exercise price excludes restricted stock grants which are acquired at market price.

(3)	Shares granted pursuant to the Bancorp’s 1997 Option Plan.

(4)	Includes 3,786 shares remaining under the 1997 Option Plan and 105,000 shares remaining under the 2004 Restricted Share Plan.

(5)	Relates to the Bancorp’s 2002 and 2003 Restricted Share Plans.

Restricted Share Plans

     In June 2002, the Board of Directors adopted the Vineyard National Bancorp 2002 Restricted Share Plan (“2002 Plan”). The 2002 Plan provides for the grant of restricted shares of the Bancorp’s common stock to certain officers and employees. The 2002 Plan authorized the grant of up to an aggregate of 25,000 shares, all of which have been granted.

     In February 2003, the Board of Directors adopted the Vineyard National Bancorp 2003 Restricted Share Plan (“2003 Plan”). The 2003 Plan provides for the grant of restricted shares of the Bancorp’s common stock to certain officers and employees. The 2003 Plan authorized the grant of up to an aggregate of 25,000 shares, of which all shares have been granted as of April 8, 2004.

     In May 2003 the Vineyard National Bancorp 2004 Restricted Share Plan (“2004 Plan”) was adopted by the shareholders. The 2004 Plan authorized the grant of up to 100,000 shares of which only 25,000 shares, subject to adjustment as provided in Section 8.2 of the Plan, may be granted in any calendar year.

Compensation Committee Report

     The following Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Bancorp filings under the Securities Act or under the Exchange Act, except to the extent that the Bancorp specifically incorporates this information by reference.

     The Board of Directors created a separate Compensation Committee during fiscal 2003. The Compensation Committee is comprised of Messrs. Alvarez, Keagle, Ravitz and Stroh (Chairman). The following report of the Compensation Committee sets forth information regarding the compensation and benefits provided to the Bancorp’s President and Chief Executive Officer and certain other executive officers of the Bancorp for the fiscal year 2003.

     Compensation Philosophy. The Compensation Committee is responsible for administering the executive compensation program of the Bancorp, annually reviewing and evaluating the base salary and incentive compensation for all executive officers, including the President and Chief Executive Officer.

     In conducting its review, the Compensation Committee receives information and recommendations from the President and Chief Executive Officer with respect to the compensation of executive officers other than himself. The President and Chief Executive Officer does not participate in the Board of Director’s review of his own compensation package. The Compensation Committee also receives information from outside compensation consultants and public proxy filings, considers the objectives and performance of the Bancorp, individual performance, level of responsibility and compensation practices at comparable financial institutions in establishing appropriate executive compensation levels.

     The purposes of the Bancorp’s executive compensation policies are to attract and retain qualified individuals; align the interests of the Bancorp’s executive officers and all other officers with the interests of its shareholders; reward high performance by the Bancorp and the executive officers; and maintain compensation levels that are competitive with other financial institutions, particularly those operating in Southern California. The Bancorp’s compensation structure is designed to support the achievement of the Bancorp’s performance and the primary strategic objective of enhancing shareholder value over time and to ensure that executive officers’ interests are aligned with those of the Bancorp’s shareholders. Although the discussion below describes the methodology used to establish compensation levels in fiscal 2003, the process of evaluating and determining the most appropriate and effective executive compensation structure is an ongoing matter. Consequently, the Compensation Committee may determine to use the same or a different methodology for setting compensation levels in fiscal 2004.

     The total compensation package of the Bancorp’s executive officers is based on the following principles:

1. Link to Stock Value – Equity-based plans such as the 1997 Stock Option Plan and the 2004 Restricted Share Plan, should comprise a significant portion of total compensation so as to link executive compensation to long-term Bancorp performance and shareholder interests.

2. Link to Performance – Compensation for executive officers should be based on both the performance of the Bancorp and the individual performance of the executive. The Board of Directors adopted the Vineyard Bank Incentive Compensation Plan for the fiscal year of January 1, 2003 to December 31, 2003 (the “2003 Incentive Plan”) to assist in attaining the objective of making the Bancorp a top performer in the industry.

3. Competitive With Other Financial Institutions – The total compensation package should be competitive with those of other financial institutions, particularly those located in Southern California.

     Annual Incentive Compensation. The Bancorp’s annual incentive compensation program is designed to provide additional annual compensation based on achievement of performance targets approved by the Board of Directors. The program provides additional annual compensation over base salary. Members of the Bank’s management committee during fiscal year 2003 participated in the 2003 Incentive Plan. Except for the award to the President and Chief Executive Officer, whose award was based solely on corporate performance, incentive awards were based upon a combination of corporate performance measured in return on average equity, individual performance and the performance of the officer’s business unit. In addition, the 2003 Incentive Plan provided for additional equity compensation awards under the 2003 Plan.

     Based on the Bancorp’s improved earnings and stock price relative to peers during fiscal 2003, the Board of Directors approved a structure and design for a 2004 Incentive Compensation Plan that is essentially the same as the 2003 Incentive Plan.

     The President and Chief Executive Officer. The Board of Directors awarded Mr. Morales an annual salary of $250,000 for fiscal 2003 based on an analysis of the salaries of the chief executive officers of peer group financial institutions in the Southern California area and the significant contribution that the chief executive officer makes to the successful operations of the Bancorp. Effective October 2003, and in conjunction with the extension of Mr. Morales’ employment agreement, his base salary was increased to $300,000 per annum. In addition, under the terms of Mr. Morales’ employment agreement, Mr. Morales was awarded an incentive payment for fiscal 2003. The basis of the incentive payment is based on the Bancorp’s performance and other management initiatives.

COMPENSATION COMMITTEE

Frank Alvarez	Charles Keagle
Joel Ravitz	Lester Stroh, Chairman

Performance Graph

     The graph below compares the performance of the Common Stock with that of the NASDAQ Composite Index (U.S. Companies) and the SNL $250 million to $500 million Bank Index from December 31, 1998 through December 31, 2003. In November 2002, the Common Stock was listed on the NASDAQ National Market System. The Common Stock previously was listed on the NASDAQ SmallCap Stock Market. The cumulative returns include the payment of dividends by the Bancorp.

Total Return Performance
Vineyard National Bancorp
NASDAQ - Total US
SNL $250M-$500M Bank Index
Index Value
700
600
500
400
300
200
100
0
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
12/31/03

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Vineyard National Bancorp	100.00	91.67	51.56	108.33	284.37	657.33
NASDAQ — Total US	100.00	185.95	113.19	89.65	61.67	92.90
SNL $250M-$500M Bank Index	100.00	93.03	89.58	127.27	164.11	237.11

PROPOSAL NO. 2
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors appointed VTD as its independent auditors for the fiscal year ending December 31, 2004. The Audit Committee recommended to the Board of Directors, and the Board unanimously approved, the appointment of VTD as the Bancorp’s independent auditors. VTD has served as the Bancorp’s accountants since 1988. VTD performed all of its services in 2003 at customary rates and terms.

     The Bancorp has been advised by VTD that neither that firm nor any of its associates has any relationship with the Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Representatives of VTD will be present at the Annual Meeting, will be available to respond to appropriate questions from shareholders and will be able to make such statements as they desire.

     The Bancorp’s Bylaws do not require that the shareholders ratify the selection of independent auditors. The Bancorp submits the appointment of auditors for shareholder ratification because it believes it is good corporate practice. If the shareholders vote against ratification, the Board of Directors and the Audit Committee may reconsider the selection. Even if the appointment of auditors is ratified, the Board of Directors and the Audit Committee, in their discretion, may direct the appointment of new auditors at any time during the year if they determine that the change would be in the best interest of the Bancorp and its shareholders.

     The following table sets forth the aggregate fees paid by the Bancorp to VTD for services rendered by VTD in 2003 and 2002. The indicated services and fees are as follows:

	2003	2002
Audit Fees (1)	$101,787	$56,120
Audit-Related Fees	—	—
Tax Fees (2)	$14,305	$6,390
All Other Fees	—	—

(1)	Audit fees consist of fees incurred in connection with the audit of the Bancorp’s annual financial statements and the review of the financial statements included in the Bancorp’s quarterly reports filed with the Securities and Exchange Commission (SEC), as well as work generally provided by the independent auditor, such as statutory audits, consents and review of documents filed with the SEC.

(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

     In determining whether to appoint VTD as the Bancorp’s independent auditors, the Board of Directors considered whether the provision of services, other than auditing services, by VTD is compatible with maintaining the auditor’s independence. The Board of Directors believes that VTD’s performance of these other services is compatible with maintaining the auditor’s independence.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has adopted a policy that requires advance approval of all audit and non-audit services, including tax services, performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

SHAREHOLDERS PROPOSALS

     Under Rule 14a-8 adopted by the Securities and Exchange Commission under the Exchange Act, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy statement under certain circumstances. Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of Shareholders in 2005 must be received by the Bancorp no later than 5:00 p.m., local time, on December 20, 2004. In order to avoid unnecessary expenditures of time and money by shareholders and the Bancorp, shareholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal to the Bancorp.

     Shareholder proposals for inclusion in this proxy statement for the Annual Meeting must have been received by the Bancorp no later than 5:00 p.m., local time, on December 23, 2003. No such shareholder proposals were received.

ANNUAL REPORT

     The Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 accompanies this Proxy Statement. The Annual Report on Form 10-K contains consolidated financial statements of the Bancorp and its subsidiaries and the report thereon of VTD, the Bancorp’s independent auditors. The Annual Report on Form 10-K is not part of these proxy solicitation materials.

     Upon receipt of a written request, the Bancorp will furnish to any shareholder without charge a copy of the Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 required to be filed under the Exchange Act. Such written request should be directed to Shareholder Relations, Vineyard National Bancorp, 200 South Main Street Suite 320, Corona CA. 92882 e-mail: shareholderinfo@vineyardbank.com.

OTHER MATTERS

     The Board of Directors knows of no other matters to be presented at the Annual Meeting other than those set forth herein. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Vineyard National Bancorp

/s/ Richard S. Hagan

Richard S. Hagan, Secretary
Rancho Cucamonga, California
April 19, 2004

IMPORTANT

     Even if you expect to attend the Annual Meeting, it is urgently requested that whether your shareholdings are large or small, you promptly complete, date, sign, and return the enclosed proxy in the envelope provided. This will save the Bancorp the expense of follow-up notices.

Appendix A

AUDIT COMMITTEE CHARTER

Audit Program
Date: 02/18/04

The Board of Directors of Vineyard National Bancorp (the “Company”) and Vineyard Bank (the “Bank”) has constituted and established an Audit Committee (the “Committee”) with authority, responsibility, and specific duties as described in this Audit Committee Charter.

A.	COMPOSITION

The Committee shall consist of three or more directors, each of whom is “independent” as such term is defined in the Sarbanes-Oxley Act of 2002 (the “Act”) and regulations promulgated thereunder and under the rules of the NASDAQ National Market.

Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the company’s balance sheet, income statement and cash flow statement). At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) such that he or she meets the definition of a “financial expert” as such term is defined in regulations issued by the Securities and Exchange Commission (the “SEC”).

These requirements are intended to satisfy the Act and the NASDAQ listing requirements relating to the composition of audit committees, and shall be construed accordingly.

B.	MISSION STATEMENT AND PRINCIPAL FUNCTIONS

The Committee shall have access to all records of the Company and all its subsidiaries and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

(1)	Understand the accounting policies used by the Company and its Subsidiaries for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

(2)	Review the Company’s audited financial statements and related footnotes and the “Management’s Discussion and Analysis” portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company’s annual report on Form 10-K, based upon the Committee’s review and discussions with its independent public accounting firm.

AUDIT COMMITTEE CHARTER

(3)	Review the Company’s unaudited financial statements and related footnotes and the “Management Discussion and Analysis” portion of the Company’s Form 10-Q for each interim quarter and ensure that the independent public accounting firm also reviews the Company’s interim financial statements before the Company files its quarterly report on Form 10-Q with the SEC.

(4)	Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

(5)	Meet with the Company’s legal counsel to review legal matters that may have a significant impact on the Company or its financial reports.

(6)	Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

(7)	Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements. In respect thereto, recommend to the Chairman of the Board any changes that appear necessary to conform releases with appropriate professional practice.

(8)	Review and reassess the adequacy of this Charter annually.

Independent accountants:

(9)	Be directly responsible for the appointment and approval, compensation and oversight of the audit work of an independent public accounting firm employed for the purpose of preparing or issuing an audit report with respect to the Company and its Subsidiaries; such independent public accounting firm shall be duly registered with the Public Accounting Oversight Board following its establishment (all references herein to a registered public accounting firm shall mean an independent public accounting firm prior to the establishment of the Public Accounting Oversight Board and a registered public accounting firm following the establishment of the Public Accounting Oversight Board); and such registered public accounting firm shall be instructed to report directly to the Committee.

(10)	Approve in advance any non-audit service permitted by the Act, including tax services that its registered public accounting firm renders to the Company and its Subsidiaries, unless such prior approval may be waived because of permitted exceptions under the Act.

AUDIT COMMITTEE CHARTER

(11)	To the extent required by applicable regulations, disclose in periodic reports filed by the Company and its Subsidiaries approval by the Committee of allowable non-audit services to be performed for the Company and its Subsidiaries by the registered public accounting firm performing the Company’s and its Subsidiaries audit.

(12)	Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

(13)	Receive a timely report from its registered public accounting firm performing the audit of the Company and its Subsidiaries, which details: (1) all critical accounting policies and practices to be used in the audit; (2) all alternate treatment of financial information within generally accepted accounting principles that have been discussed with management officials of the Company and its Subsidiaries, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Company and its Subsidiaries, including, but not limited to, any management letter or scheduled or unadjusted differences.

(14)	Ensure that the registered public accounting firm submits to the Committee written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the registered public accounting firm’s their independence.

(15)	Discuss with the registered public accounting firm the matters required to be discussed by SAS 61 [Communication with Audit Committees] and SAS 90 [Audit Committee Communications].

(16)	Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary, to carry out the Committee’s duties.

(17)	Submit to the Chief Financial Officer of the Company both an annual budget and invoices to fund appropriate compensation to the registered public accounting firm employed by the Company and its Subsidiaries for the purpose of rendering or issuing an audit report and for compensation of others employed by the Committee.

AUDIT COMMITTEE CHARTER

(18)	Obtain from the registered public accounting firm, at least annually, a formal written statement delineating all relationships between the registered public accounting firm and the Company and its Subsidiaries, and at least annually discuss with the registered public accounting firm any relationship or services which may impact the registered public accounting firm’s objectivity or independence, and take appropriate actions to ensure such independence.

Internal Audit Department:

(19)	Cause to be maintained an appropriate internal audit program covering the Company and its Subsidiaries by internal auditors who report to the Committee and the Board of Directors.

(20)	Review and approve the audit plan and budget of the Internal Audit Department, which may be established for any Subsidiary, which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

(21)	Responsible for the selection of and/or the dismissal of the Audit/Risk Manager.

(22)	Review the scope and coordination efforts of the joint internal/external audit program with both internal auditors and the registered public accounting firm.

(23)	Review reports of any material defalcations and other reportable incidents related to the financial statements or financial reporting of each Subsidiary and supervise and direct any special projects or investigations considered necessary by the Committee.

(24)	Review reports of internal auditors and examinations made by regulatory agencies and management’s response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

(25)	Establish procedures for the receipt, retention and treatment of complaints received by the Company and its Subsidiaries regarding accounting, internal accounting controls or auditing matters.

Regulatory Compliance:

(26)	Cause to be maintained an appropriate regulatory compliance program covering the Company and its Subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

(27)	Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

AUDIT COMMITTEE CHARTER

(28)	To the extent applicable, receive reports on a Subsidiary’s compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the registered public accounting firm.

Internal Control:

(29)	Review periodically the scope and implications of a Subsidiary’s internal financial procedures and consider their adequacy.

(30)	Maintain direct access to the staff of each Subsidiary. If useful, require that studies be initiated on subjects of special interest to the Committee.

(31)	Review the comments on internal control submitted by the internal auditors and the registered public accounting firm to ensure that appropriate suggestions for improvement are promptly considered for insertion into a Subsidiary’s internal financial procedure.

(32)	Establish procedures for the confidential, anonymous submission by employees of the Company and its Subsidiaries of concerns regarding questionable accounting or auditing matters.

Regulatory Examiners

(33)	Meet with representatives of the applicable regulatory examiners of the institution and discuss matters relating to their review and supervision of the organization.

(34)	Ensure management has taken appropriate corrective action regarding any significant regulatory matters reported by the examiners.

Special Duties:

(35)	Make special studies of matters related to the financial operations of the Company or its Subsidiaries or to allegations of managerial misconduct by its executives.

C.	MEETINGS

Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and a written and/or oral report shall be presented by the Committee at the next Board meeting.

At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

Amended by Committee
as of February 18, 2004

Approved by Board
as of February 25, 2004

Appendix B

Compensation Committee Charter

The Boards of Directors of Vineyard Bank and Vineyard National Bancorp (“Company”) has delegated to the Compensation Committee (the “Committee”) responsibility for overseeing certain aspects of executive compensation for the Company. The Committee is composed exclusively of directors who are not employees of the Company and who are not themselves eligible to participate in any of the Company’s executive compensation plans with respect to which they have the authority to exercise discretion.

Mission Statement and Principal Functions
The Committee’s basic responsibility is to assure that the senior executives of the Company are compensated effectively in a manner consistent with the stated compensation philosophy of the Company, internal equity consideration, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders the Company’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. More specifically, the Committee shall be responsible for the following:

➢	Review the Company’s executive compensation programs to ensure the attraction, retention and appropriate reward of executive and other key officers, to motivate their performance in the achievement of the Company’s business objectives, and to align the interest of executive officers with the long term interests of the Company’s shareholders;

➢	Review the performance of management and approve the salaries and other compensation of executive officers and other key employees; in so doing, the Committee considers the general performance of the Company as well as the compensation practices in the markets where the Company competes for executive talent provided that, as to the salary of the Chief Executive Officer, the Committee recommends an appropriate salary to the Board;

➢	Authorize the establishment and/or continuation for the Company’s Stock Option Plan and Restricted Share Plan;

➢	Review the performance goals for all performance-based plans, review the results, and the targeted incentive pools required upon attainment of the goals;

➢	Review the development of new compensation plans and the revision of old plans; Oversee directors’ compensation;

➢	Review the employee benefit plans, including the retirement plans, of the Company, and either recommend plan changes to the Board or amend such plans provided than any plan amendment which will have a material cost increase to the Company or material effect on the Company’s employees requires Board approval;

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➢	Establish investment policies and fund selection for the Company’s domestic defined benefit retirement plans, and

➢	Review the actions of the Benefits Plans Administrative Committee, consisting of members of senior management appointed by the chief executive officer, whose members constitute the ERISA fiduciaries who administer these plans.

Meetings
The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or management of the Company. All meetings of the Committee shall be held pursuant to the bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company records. Reports of meeting of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee.

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VINEYARD NATIONAL BANCORP PROXY

9590 Foothill Blvd., Rancho Cucamonga, CA 91730

This Proxy is solicited on behalf of the Board of Directors of Vineyard National Bancorp.
The undersigned appoints Frank S. Alvarez and Charles L. Keagle, or either of them, as proxies with full power of substitution to vote and act with respect to all shares of Vineyard National Bancorp held of record as of April 4, 2003 by the undersigned at the Annual Meeting of Shareholders, to be held at the Sycamore Inn, 8318 Foothill Boulevard, Rancho Cucamonga, CA. on Thursday, May 22, 2003, or any adjournment thereof, including all powers the undersigned would possess if personally present, as follows:

PLEASE SIGN AND DATE ON REVERSE SIDE

▼  DETACH PROXY CARD HERE  ▼

☐	Authorize to vote for the nominees as a group		☐	Withhold authority to vote for the nominees as a group	1.	To elect as a group the five (5) persons nominated to the Board of Directors to serve until the next annual meeting of shareholders as proposed by management in the Proxy Statement OR if you choose to withhold or not grant authority to vote for the nominees as a group, you may indicate next to the name of each nominee below whether you would grant or withhold authority to vote for the individual nominee.
☐	FOR	☐	AGAINST ☐	ABSTAIN	2.	To adopt the Vineyard National Bancorp 2004 Restricted Share Plan.		◀
☐	FOR	☐	AGAINST ☐	ABSTAIN	3.	To ratify the appointment of the accounting firm of Vavrinek, Trine, Day & Co., LLP as independent auditors for the year ending December 31, 2003.
Authorize to vote for this nominee		Withhold authority to vote for this nominee			This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the five (5) nominees for the Board of Directors, FOR the adoption of the Vineyard National Bancorp 2004 Restricted Share Plan and FOR the ratification of the appointment of Vavrinek, Trine, Day & Co., LLP as independent auditors. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting of Shareholders.			Please Detach Here
☐		☐	Frank S. Alvarez
☐		☐	Charles L. Keagle			If any other business is properly presented at the Annual Meeting of Shareholders, this proxy shall be voted in accordance with the recommendations of the Board of Directors.
☐		☐	Norman Morales
☐		☐	Joel H. Ravitz			When signing as an attorney in fact, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. When joint tenants hold shares, both should sign.
☐		☐	Lester Stroh, M.D.
						Dated:	, 2003
						(Signature of Shareholder) (Please print name) (Signature of Shareholder) (Please print name)		You Must Detach This Portion of the Proxy Card Before Returning it in the Enclosed Envelope ◀
I (We) plan to attend the Annual Meeting of Shareholders. (number)
IMPORTANT - PLEASE SIGN
PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.